MUNIHOLDINGS
MICHIGAN INSURED
FUND, INC.



FUND LOGO



Semi-Annual Report

March 31, 1999



Officers and Directors
Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and
  Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MCG



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIHOLDINGS MICHIGAN INSURED FUND, INC.



The Benefits and
Risks of
Leveraging


MuniHoldings Michigan Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Michigan Insured Fund, Inc., March 31, 1999


DEAR SHAREHOLDER


We are pleased to provide you with this first semi-annual report for MuniHoldings Michigan Insured Fund, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal and Michigan income taxes by investing primarily in a portfolio of long-term, investment-grade Michigan municipal obligations.

Since inception (January 29, 1999) through March 31, 1999, the Common Stock of MuniHoldings Michigan Insured Fund, Inc. had earned and unpaid dividends of $0.128 per share. This represents a net annualized yield of 5.09%, based on a month-end per share net asset value of $14.80. Over the same period, the total investment return on the Fund's Common Stock was -1.33%, based on a change in per share net asset value from $15.00 to $14.80.

For the period January 29, 1999 through March 31, 1999, the Fund's Preferred Stock had an average yield of 3.07%.


The Municipal Market
Environment
Since the Fund's inception (January 29, 1999) through March 31, 1999, long-term tax-exempt revenue bond yields were little changed. However, long-term US Treasury bond yields were under significant pressure throughout the March period. Investors became increasingly concerned that the strong growth the US economy displayed during the fourth quarter in 1998 would continue into the first half of 1999. Continued strong US equity market performance also reduced investor interest in long-term fixed-income products. Furthermore, foreign economic growth, while clearly not expanding, appears to have stabilized. This reduced much of the strong "flight to quality" benefit the US Treasury market had enjoyed in recent quarters. These factors helped push US Treasury bond yields higher throughout the period. US Treasury bond yields rose 50 basis points (0.50%) to end the March period at 5.625%. Long-term municipal revenue bond yields rose less than 5 basis points to end the March period at 5.29% as measured by the Bond Buyer Revenue Bond Index.

The relative stability of the municipal bond market in recent months was largely the result of a return to a strong technical position within the tax-exempt market. For much of 1998, new long-term municipal bond issuance was significantly above recent historic trends. Additionally, the strong demand exerted by world equity markets also sapped much of the demand for tax-advantaged products. However, in recent months, a much stronger supply/demand relationship has developed.

Over the last 12 months, nearly $275 billion in new long-term municipal bonds was issued, an increase of approximately 10% compared to the same period a year ago. As interest rates declined in the recent quarters, it has become increasingly difficult for municipalities to generate the economic savings necessary for additional tax-free financings. Consequently, the pace of new bond issuance slowed in recent quarters. During the six months ended March 31, 1999, more than $125 billion in new long-term municipal securities was underwritten, a decrease of 6% compared to the same six-month period a year ago. During the quarter ended March 31, 1999, approximately $60 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the quarter ended March 31, 1998.

Additionally, in January and February, tax-exempt bondholders received over $40 billion from coupon payments, bond maturities and proceeds from early bond redemptions. Consequently, retail investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999.

The recent relative outperformance of the municipal bond market has resulted in a decline in their recent historic high yield ratios. As recently as the end of 1998, long-term, A-rated municipal revenue bond yields were in excess of 100% of comparable US Treasury bond yields. At March 31, 1999, municipal bond yield ratios were approximately 95% of their taxable counterparts, still well above their recent historic average. During 1997, tax-exempt bond yield ratios averaged 84%. Should the current positive technical environment in municipal securities continue to improve, it is likely that tax-exempt bond yield ratios will return to more historic levels.

Looking ahead, the direction and intensity of the next move in interest rates is difficult to predict. In recent years, US bond yields tended to reach their annual peak sometime in April and move downward for the remainder of the year. However, such trends have been predicated on subsequent declines in US economic activity. Currently, there appears to be little indication of significant economic weakness going forward. On the other hand, by nearly every measure, inflation is well contained. Future indicators of inflation, such as the prices of gold and other commodities, are giving little evidence of any significant inflationary increase. Additionally, inflation-adjusted real rates of return are historically attractive to long-term investors. These factors suggest that fixed-income bond yields may trade in a relatively narrow range, centered around current levels, for a protracted period of time. Should the US economy weaken later this year, it is likely that bond yields will decline as they have in recent years.


Portfolio Strategy
Since the Fund's inception, we have focused on seeking to enhance shareholder income. Consequently, we committed the Fund's initial proceeds in long-term insured Michigan municipal bonds that we believed would generate significant income that is exempt from Michigan state and Federal income taxes. We have had a moderately defensive portfolio strategy in place since the Fund's inception, selecting holdings more for their income-generating characteristics than their appreciation potential should tax-exempt interest rates decline. We invested most of the proceeds resulting from the leveraging of the Fund's Common Stock in mid-February in the intermediate-term sector of the Michigan municipal bond market. These issues produced 90%-95% of the total yield available in the tax-exempt yield curve while reducing the Fund's overall interest rate volatility. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to maintain our current strategy and the overall structure of the Fund. However, in recent months the supply of new-issue Michigan municipal bonds has decreased significantly, down more than 30% as compared to the first quarter of 1998. This reduction provided a limited availability of Michigan tax-exempt issues in particular sectors, such as water and sewer and other revenue-based issues. As new-issue supply returns to more normal levels, we expect to substitute some of the Fund's current holdings for these revenue-based issues to create greater portfolio diversification.


In Conclusion
We appreciate your investment in MuniHoldings Michigan Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager




May 11, 1999




MuniHoldings Michigan Insured Fund, Inc., March 31, 1999



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Michigan Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
DATES      Daily Adjustable Tax-Exempt Securities
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                    S&P     Moody's   Face                                                                        Value
STATE             Ratings   Ratings  Amount  Issue                                                              (Note 1a)
Michigan--97.0%   AAA       Aaa     $ 1,210  Big Rapids, Michigan, Public Schools District, GO,
                                             Refunding, 5% due 5/01/2019 (d)                                   $   1,196

                  AAA       Aaa       4,680  Brighton, Michigan, Area School District, GO,
                                             Refunding, 5% due 5/01/2006 (d)                                       4,910

                  AAA       Aaa       2,500  Central Michigan University, Revenue Refunding Bonds,
                                             5% due 10/01/2027 (c)                                                 2,441

                  AAA       Aaa       4,795  Clarkston, Michigan, Community Schools, GO, 5.25% due
                                             5/01/2023 (b)                                                         4,832

                                             Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds

                                             (Mead-Escanaba Paper), DATES (e):
                  NR*       P1        2,000     Series D, 2.90% due 12/01/2023                                     2,000
                  NR*       P1        1,000     Series F, 2.90% due 12/01/2013                                     1,000

                                             Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A (b):
                  AAA       Aaa       4,000     5% due 7/01/2022                                                   3,930
                  AAA       Aaa       1,000     5% due 7/01/2027                                                     976

                  AAA       Aaa       2,500  Dexter, Michigan, Community Schools, GO, 5% due 5/01/2013 (c)         2,536

                  AAA       Aaa       2,000  East China School District, Michigan, GO, Refunding,
                                             5% due 5/01/2007 (c)                                                  2,096

                                             Fenton, Michigan, Area Public Schools, GO (c):
                  AAA       Aaa       2,000     5% due 5/01/2021                                                   1,966
                  AAA       Aaa       2,500     5% due 5/01/2024                                                   2,454

                                             Ferris State University, Michigan, Revenue Refunding Bonds (a):
                  AAA       Aaa       2,000     5% due 10/01/2023                                                  1,964
                  AAA       Aaa       2,000     5% due 10/01/2028                                                  1,952

                                             Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds
                                             (Munson Healthcare), Series A (a):
                  AAA       Aaa       2,105     5.25% due 7/01/2013                                                2,168
                  AAA       Aaa       2,500     5.50% due 7/01/2018                                                2,591

                  NR*       Aaa       3,000  Holt, Michigan, Public Schools, GO, Refunding, 5.125%
                                             due 5/01/2021 (b)                                                     2,988

                  NR*       Aaa       2,000  Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                             Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                             5.50% due 5/15/2028 (b)                                               2,077

                  AAA       Aaa       1,000  Kent County, Michigan, Airport Facility Revenue Bonds
                                             (Kent County International Airport), AMT, 5% due
                                             1/01/2028 (b)                                                           960

                                             Lanse Creuse, Michigan, Public Schools, GO (a):
                  AAA       Aaa       1,000     5.50% due 5/01/2005                                                1,079
                  AAA       Aaa       2,500     5.50% due 5/01/2006                                                2,708

                  NR*       Aaa       2,235  Madison Heights, Michigan, Lamphere Schools, GO, 5%
                                             due 5/01/2013 (c)                                                     2,265

                  AA        Aa2       4,000  Michigan State Building Authority, Revenue Refunding
                                             Bonds (Facilities Program), Series 1, 5% due 10/15/2006               4,208

                  AAA       Aaa       5,000  Michigan State, HDA, Rental Housing Revenue Bonds, Series B,
                                             5.10% due 10/01/2019 (b)                                              4,969

                                             Michigan State Hospital Finance Authority
                                             Revenue Bonds, Series A:
                  AAA       Aaa       1,000     (Charity Obligation), 5.125% due 11/01/2029 (b)                      983
                  AAA       Aaa       2,500     (Oakwood Obligation Group), 5% due 8/15/2026 (d)                   2,413

                  AAA       Aaa       5,000  Michigan State Hospital Finance Authority, Revenue
                                             Refunding Bonds (Detroit Medical Hospital), Series A,
                                             5.25% due 8/15/2027 (a)                                               4,970

                  NR*       P1        3,300  Michigan State Strategic Fund, PCR, Refunding
                                             (Consumers Power Project), VRDN, 2.90% due 4/15/2018 (e)              3,300

                  AAA       Aaa       2,435  Michigan State University Revenue Bonds, Series A, 5%
                                             due 2/15/2026 (a)                                                     2,379

                                             Northern Michigan University, Revenue Refunding Bonds (b):
                  AAA       NR*       1,275     5.125% due 12/01/2020                                              1,270
                  AAA       Aaa       1,000     5% due 12/01/2025                                                    977

                  AAA       Aaa       4,000  Richmond, Michigan, Community School District, GO, 5.60%
                                             due 5/01/2006 (a)(g)(h)                                               4,363

                  AAA       Aaa       4,000  Rockford, Michigan, Public Schools, GO, 5.25% due 5/01/2022 (c)       4,031

                  AA        VMIG1++     200  Royal Oak, Michigan, Hospital Finance Authority,
                                             Hospital Revenue Bonds (William Beaumont Hospital), VRDN,
                                             Series L, 2.85% due 1/01/2027 (b)(e)                                    200

                  AAA       Aaa       1,160  Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                             Revenue Refunding Bonds (William Beaumont Hospital),
                                             Series I, 5.50% due 1/01/2018 (b)                                     1,199

                  AAA       Aaa       2,975  Tecumseh, Michigan, Public Schools, GO, 5% due 5/01/2021 (c)          2,924

                  AAA       Aaa       2,700  Three Rivers, Michigan, Community Schools, GO,
                                             6% due 5/01/2006 (b)(g)                                               3,031

                  A1+       VMIG1++   3,600  University of Michigan, University Hospital Revenue
                                             Bonds, VRDN, Series A, 3% due 12/01/2027 (e)                          3,600

                  NR*       Aaa       6,565  Wayne Charter County, Michigan, Airport Revenue Bonds,
                                             AMT, RIB, Series 68, 7.265% due 12/01/2017 (b)(f)                     6,851

Puerto Rico--1.5% AAA       Aaa       1,550  Puerto Rico Commonwealth, GO, Refunding, 5.25% due 7/01/2018 (b)      1,578

                  Total Investments (Cost--$105,220)--98.5%                                                      104,335

                  Variation Margin on Financial Futures Contracts**--0.1%                                             69

                  Other Assets Less Liabilities--1.4%                                                              1,494
                                                                                                               ---------
                  Net Assets--100.0%                                                                           $ 105,898
                                                                                                               =========

               (a)AMBAC Insured.
               (b)MBIA Insured.
               (c)FGIC Insured.
               (d)FSA Insured.
               (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
               (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
               (g)Prerefunded.
               (h)All or a portion of security held as collateral in connection with open financial futures contracts.
                 *Not Rated.
                **Financial futures contracts sold as of March 31, 1999 were as follows:

                                                              (in Thousands)

               Number of                       Expiration         Value
               Contracts       Issue              Date       (Notes 1a & 1b)

                  130    US Treasury Bonds     June 1999       $    15,673
                                                               -----------
               Total Financial Futures Contracts Sold
               (Total Contract Price--$15,736)                 $    15,673
                                                               ===========

             ++Highest short-term rating by Moody's Investors Service, Inc.

               See Notes to Financial Statements.






MuniHoldings Michigan Insured Fund, Inc., March 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of March 31, 1999
Assets:             Investments, at value (identified cost--$105,219,835)(Note 1a)                          $104,334,685
                    Cash                                                                                          78,680
                    Receivables:
                      Interest                                                             $  1,708,239
                      Variation margin (Note 1b)                                                 69,062
                      Investment adviser (Note 2)                                                15,096        1,792,397
                                                                                           ------------     ------------

                    Total assets                                                                             106,205,762
                                                                                                            ------------

Liabilities:        Payables:
                      Offering costs (Note 1e)                                                  131,000
                      Dividends to shareholders (Note 1f)                                        25,088          156,088
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       151,607
                                                                                                            ------------
                    Total liabilities                                                                            307,695
                                                                                                            ------------

Net Assets:         Net assets                                                                              $105,898,067
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (1,600 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 40,000,000
                      Common Stock, par value $.10 per share (4,453,667
                      shares issued and outstanding)                                       $    445,367
                    Paid-in capital in excess of par                                         65,702,592
                    Undistributed investment income--net                                        569,448
                    Undistributed realized capital gains on investments--net                      3,310
                    Unrealized depreciation on  investments--net                               (822,650)
                                                                                           ------------
                    Total--Equivalent to $14.80 net asset value per share of
                    Common Stock (market price--$15.4375)                                                     65,898,067
                                                                                                            ------------
                    Total capital                                                                           $105,898,067
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Period January 29, 1999++ to March 31, 1999
Investment          Interest and amortization of premium and discount earned                                $    722,008
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $     74,952
                    Commission fees (Note 4)                                                     12,403
                    Accounting services (Note 2)                                                  6,877
                    Professional fees                                                             5,382
                    Directors' fees and expenses                                                  4,365
                    Transfer agent fees                                                           3,730
                    Listing fees                                                                  2,254
                    Printing and shareholder reports                                              1,335
                    Custodian fees                                                                1,263
                    Pricing fees                                                                    818
                    Other                                                                         1,208
                                                                                           ------------
                    Total expenses before reimbursement                                         114,587
                    Reimbursement of expenses (Note 2)                                          (90,048)
                                                                                           ------------
                    Total expenses after reimbursement                                                            24,539
                                                                                                            ------------
                    Investment income--net                                                                       697,469
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                              3,310
Unrealized          Unrealized depreciation on investments--net                                                 (822,650)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $   (121,871)
(Notes 1b, 1d & 3):                                                                                         ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         For the Period
                                                                                                       Jan. 29, 1999++ to
                    Increase (Decrease) in Net Assets:                                                    March 31, 1999
Operations:         Investment income--net                                                                  $    697,469
                    Realized gain on investments--net                                                              3,310
                    Unrealized depreciation on investments--net                                                 (822,650)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                        (121,871)
                                                                                                            ------------

Dividends to        Investment income--net to Preferred Stock shareholders                                      (128,021)
Shareholders                                                                                                ------------
(Note 1f):

Capital Stock       Proceeds from issuance of Common Stock                                                    66,705,000
Transactions        Proceeds from issuance of Preferred Stock                                                 40,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                                  (216,046)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (441,000)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       106,047,954
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             105,798,062
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $105,898,067
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    569,448
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund, Inc., March 31, 1999

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       Jan. 29, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                               March 31, 1999
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .16
                    Realized and unrealized loss on investments--net                                                (.18)
                                                                                                            ------------
                    Total from investment operations                                                                (.02)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.05)
                                                                                                            ------------
                    Effect of Preferred Stock activity++++:
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.03)
                      Capital charge resulting from issuance of Preferred Stock                                     (.10)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.13)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      14.80
                                                                                                            ============
                    Market price per share, end of period                                                   $    15.4375
                                                                                                            ============

Total Investment    Based on market price per share                                                                2.92%+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                            (1.33%)+++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                  .18%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                        .84%*
                                                                                                            ============
                    Investment income--net                                                                         5.12%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     65,898
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     40,000
                                                                                                            ============
                    Portfolio turnover                                                                            20.53%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,647
                                                                                                            ============

Dividends           Investment income--net                                                                  $         80
Per Share on                                                                                                ============
Preferred Stock
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on February 22, 1999.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on January 29, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on January 13, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCG. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


MuniHoldings Michigan Insured Fund, Inc., March 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the sale of Preferred Stock. For the period January 29, 1999 to March 31, 1999, FAM earned fees of $74,952, all of which was voluntarily waived. In addition, FAM also reimbursed the Fund $15,096 in additional expenses.

During the period January 29, 1999 to March 31, 1999, Merrill,
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $300,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to March 31, 1999 were $110,537,975 and $15,219,083, respectively.

Net realized gains (losses) for the period January 29, 1999 to March 31, 1999 and net unrealized gains (losses) as of March 31, 1999 were as follows:

                                    Realized      Unrealized
                                      Gains         Gains
                                    (Losses)      (Losses)

Long-term investments            $   (167,265)  $   (885,150)
Financial futures contracts           170,575         62,500
                                 ------------   ------------
Total                            $      3,310   $   (822,650)
                                 ============   ============

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $885,150, of which $4,263 related to appreciated securities and $889,413 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $105,219,835.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 4,447,000 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at March 31, 1999 was 3.27%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,600 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 1,600 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period January 29, 1999 to March 31, 1999, MLPF&S, an affiliate of FAM, earned $6,615 as commissions.


5. Subsequent Event:
On April 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.127860 per share, payable on April 29, 1999 to shareholders of record as of April 22, 1999.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE


The quality ratings of securities in the Fund as of March 31, 1999 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      85.0%
AA/Aa                                         4.0
Other++                                       9.5

[FN]
++Temporary investments in short-term municipal securities.